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                                                                      EXHIBIT 99


     Each of the undersigned agree that (i) the Statement on Schedule 13D, as amended, relating to the common stock, par value $.10 per share, of Grist Mill Co. has been adopted and filed on behalf of each of them, (ii) all future amendments to such Statement on Schedule 13D will, unless written notice to the contrary is delivered as described below, be jointly filed on behalf of each of them and (iii) the provisions of Rule 13d-1(f)(1) under the Securities Exchange Act of 1934 apply to each of them. This Agreement may be terminated with respect to the obligations to jointly file future amendments to such Statement on Schedule 13D as to any of the undersigned upon such person giving written notice thereof to each of the other persons signatory hereto, at the principal office thereof.


IHF/GM ACQUISITION CORPORATION

/s/ ANDREW S. ROSEN                                    Date:  March 16, 1998
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By:  Andrew S. Rosen, Vice President


IHF/GM HOLDING CORPORATION

/s/ ANDREW S. ROSEN                                    Date:  March 16, 1998
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By:  Andrew S. Rosen, Vice President


INTERNATIONAL HOME FOODS, INC.

/s/ ANDREW S. ROSEN                                    Date:  March 16, 1998
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By:  Andrew S. Rosen, Vice President


HICKS, MUSE, TATE & FURST EQUITY FUND III, L.P.,
By:  HM3/GP Partners, L.P.
By:  Hicks, Muse GP Partners III, L.P.
By:  Hicks, Muse Fund III, Incorporated

/s/ ANDREW S. ROSEN                                    Date:  March 16, 1998
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By:  Andrew S. Rosen, Vice President


HM3/GP PARTNERS, L.P.
By:  Hicks, Muse GP Partners III, L.P.
By:  Hicks, Muse Fund III, Incorporated

/s/ ANDREW S. ROSEN                                    Date:  March 16, 1998
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By: Andrew S. Rosen, Vice President


HICKS, MUSE GP PARTNERS III, L.P.
By:  Hicks, Muse Fund III, Incorporated

/s/ ANDREW S. ROSEN                                    Date:  March 16, 1998
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By:  Andrew S. Rosen, Vice President
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HICKS, MUSE FUND III, INCORPORATED

/s/ ANDREW S. ROSEN                                    Date:  March 16, 1998
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By:  Andrew S. Rosen, Vice President


THOMAS O. HICKS

                                                           Date:  March 16, 1998
/s/ THOMAS O. HICKS
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By:  David W. Knickel, Attorney in Fact